EXHIBIT 10.2

ARTICLES OF MERGER (WYOMING)

OF

GEARBUBBLE, INC.

(a Nevada corporation)

WITH AND INTO

GEAR BUBBLE TECH, INC.

(a Wyoming corporation)

July 9, 2021

In accordance with all applicable statutes of the Wyoming Business Corporation Act, the undersigned, Berge Abajian, being the President of Gear Bubble Tech, Inc., a Wyoming corporation, DOES HEREBY CERTIFY as follows:

1)The name and state of incorporation of each of the constituent corporations are Gearbubble, Inc., a Nevada corporation (“Gearbubble NV”), and Gear Bubble Tech, Inc. (the “Company”), a Wyoming corporation;

2)An Agreement and Plan of Merger dated July 1, 2021 (the “Merger Agreement”), setting forth the terms and conditions of the merger of Gearbubble NV with and into the Company (the “Merger”), has been duly approved, adopted, certified, executed and acknowledged by the directors and the shareholders of the Company in the manner required by the Wyoming Business Corporation Act and the Company’s articles of incorporation.

3)The Merger Agreement and the Merger have been approved, adopted, certified, executed and acknowledged by the directors and stockholders of Gearbubble NV and Gearbubble NV in accordance with all applicable statutes of the Nevada Revised Statutes.

4)The name of the surviving corporation is Gear Bubble Tech, Inc.;

5)The surviving corporation, Gear Bubble Tech, Inc., will be a Wyoming corporation and its Articles of Incorporation as currently filed with the Secretary of State of the State of Wyoming shall be the Articles of Incorporation of the surviving corporation;

6)The Merger Agreement is on file at the principal place of business of the surviving corporation, 12 Daniel Road, East Fairfield, NJ 07004. A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either constituent corporation;

7)This certificate shall become effective at the time it is filed with the Secretary of State of the State of Wyoming.

(signature page follows)

IN WITNESS WHEREOF, of Gear Bubble Tech, Inc. has caused these Articles of Merger to be executed in its name as of July 9, 2021.

GEAR BUBBLE TECH, INC.

By: /s/ Berge Abajian

Name: Berge Abajian

Title: President

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200)

Articles of Merger

(Pursuant to NRS Chapter 92A)

1)Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

Name of merging entity: Gearbubble, Inc.

Jurisdiction: Nevada

Entity type: Corporation

Name of merging entity: Gear Bubble Tech, Inc.

Jurisdiction: Wyoming

Entity type: Corporation

2)Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Berge Abajian

c/o:

GEAR BUBBLE TECH, INC.

12 Daniel Road

East Fairfield, NJ 07004

3)Choose one:

☒The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

4)Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

(b)The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable: Gearbubble, Inc.

Name of merging entity, if applicable: Gear Bubble Tech, Inc.

5)Amendments, if any, to the articles or certificate of the surviving entity. Provide article

Not applicable, no amendments to the articles or certificate of the surviving entity.

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200)

6)Location of Plan of Merger (check a or b):

☒(b)  The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:________________  Time:___________________

8)Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

Name of merging entity: _______________________________________

Signature __________________________  Title ________________  Date ________________

Name of merging entity: _______________________________________

Signature __________________________  Title ________________  Date ________________

Name of merging entity: _______________________________________

Signature __________________________  Title ________________  Date ________________

Name of merging entity: _______________________________________

Signature __________________________  Title ________________  Date ________________